SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

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                                              (as permitted by Rule 14a-6(e)(2))
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                            ICN Pharmaceuticals, Inc.
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                (Name of Registrant as Specified in Its Charter)
                   ICN Committee to Maximize Shareholder Value
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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


                                EXPLANATORY NOTE

The Committee has amended the Committee Website (www.icnmaxvalue.com), which was filed on a Schedule 14A with the Securities and Exchange Commission ("SEC") on May 8, 2001, to include an additional web page which was made available to shareholders on or about May 11, 2001. The additional contents of the Committee Website have previously been filed with the SEC, or are included with this filing, as follows:



                                Proxy Statement
                                ---------------


                      Letter to Stockholders (May 3, 2001)
                      ------------------------------------


                    We urge you to read the proxy statement





 If you wish to cast your vote "FOR" the Committee Nominees, please contact your broker or contact MacKenzie Partners.


                         [MacKenzie Partners, Inc. logo]
                           156 Fifth Avenue, New York
                               New York 10010
                           proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                          or Toll-Free: (800) 322-2885
                            Facsmile: (212) 929-0308

      If you wish to vote "FOR" the Committee Nominees you must submit the Committee's proxy card and must NOT submit ICN Pharmaceutical's proxy card for any reason, including to withhold your vote for ICN Pharmaceutical's slate. If you have already returned ICN Pharmaceutical's proxy card, you have the right to revoke it by subsequently signing, dating and mailing the Committee's proxy card. Only your latest dated proxy will count at the 2001
                                 Annual Meeting.

            Only holders of ICN stock as of the close of business on
                            April 23, 2001 may vote.



                             Your vote is IMPORTANT

                       Cast your vote "FOR" the Committee
                                   Nominees!